MASTER LEASE AGREEMENT

Master Lease # 1651

Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the following terms of this Master Lease Agreement (“Master Lease”) and any Lease Schedule (“Schedule”), collectively referred to as the Lease (“Lease”), the personal property described in any Schedule together with all attachments, replacements, parts, substitutions, additions, upgrades, accessories, software licenses and operating manuals (the “Product”). Each Schedule shall constitute a separate, distinct, and independent Lease and contractual obligation of Lessee.

1. Commencement Date and Term

The initial lease term (“Initial Term”) and Lessee’s rental obligation shall begin on the date of Lessee’s acceptance of the Product (“Commencement Date”) as evidenced by Lessee’s execution and delivery of a Delivery and Acceptance Certificate in a form acceptable to the parties. Lessee’s execution and delivery of such a certificate shall not be unreasonably withheld or delayed. The Lease will continue for the number of Rental Periods specified in the Schedule as set forth in Section 2 below and shall renew automatically thereafter until terminated by either party upon not less than ninety (90) days prior written notice.

2. Rent and Rental Period

All rental payments and any other amounts payable under a Lease are collectively referred to as “Rent”. The Rental Period shall mean the rental payment period of either calendar months, quarters, or as otherwise specified in each Schedule. Rent for the specific Rental Period is due and payable in advance, to the address specified in Lessor’s invoice, on the first day of each Rental Period during the Initial Term and any extension (collectively, the “Lease Term”), provided, however, that Rent for the period of time (if any) from the Commencement Date to the first day of the first Rental Period shall begin to accrue on the Commencement Date. If any Rent is not paid when due, Lessee will pay a service fee equal to five percent (5%) of the overdue amount plus interest at the rate of one and one half percent (1.5%) per month or the maximum legal interest rate, whichever is less.

3. Net Lease, Tax and Fees

Each Schedule shall constitute a net lease and payment of Rent shall be absolute and unconditional, and shall not be subject to any abatement, reduction, set off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Lessee agrees to pay Lessor when due shipping charges, fees, assessments and all taxes (municipal, state and federal) imposed upon a Lease or the Product or its ownership, leasing, renting, possession or use except for taxes based on Lessor’s income.

4. Title

Product shall remain personal property. Lessee shall have no right or interest in the Product except as provided in this Master Lease and the applicable Schedule and shall hold the Product subject and subordinate to the rights of Lessor. If it is determined that any Lease is other than a “lease” as defined in Article 2A of the Uniform Commercial Code, then Lessee hereby grants Lessor a security interest in the related Product and all proceeds thereof. Lessee agrees to execute UCC financing statements as and when requested by Lessor and hereby appoints Lessor as its attorney-in-fact to execute such financing statements. Lessor may file a photocopy of any Lease as a financing statement.

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Lessee will, at its expense, keep the Product free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor harmless from and against any loss or expense caused by Lessee’s failure to do so. Lessee shall give Lessor immediate written notice of any attachment or judicial process affecting the Product or Lessor’s ownership. If requested, Lessee will label the Product as the property of Lessor and shall allow, subject to Lessee’s reasonable security requirements, the inspection of the Product during regular business hours.

5. Use, Maintenance and Repair

Lessee, at its own expense, shall keep the Product in good repair, appearance and condition, other than normal wear and tear and shall obtain and keep in effect throughout the term of the Schedule a hardware and software maintenance agreement with the manufacturer or other party acceptable to Lessor. All parts furnished in connection with such repair and maintenance shall be manufacturer authorized parts and shall immediately become components of the Product and the property of Lessor. Lessee shall use the Product in compliance with manufacturer’s or supplier’s guidelines.

6. Delivery and Return of Product

Lessee assumes the full expense of transportation, insurance and installation to Lessee’s site. Upon termination of each Schedule, Lessee will provide Lessor a letter from the manufacturer certifying that the Product is in good operating condition and is eligible for continued maintenance and that the operating system is at the then current level, unless under a manufacturer’s service contract during the Lease Term. Lessee, at its expense, shall deinstall, pack and ship the Product to a U.S. location identified by Lessor. Lessee shall remain obligated to pay Rent on the Product until the Product and certification are received by Lessor.

7. Assignment and Relocation

LESSEE SHALL NOT, WITHOUT LESSOR’S PRIOR WRITTEN CONSENT, SELL, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THE LEASE, EQUIPMENT OR ANY INTEREST THEREIN. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

Lessee acknowledges Lessor may sell and/or assign its interest or grant a security interest in each Lease and/or the Product to an assignee (“Lessor’s Assignee”). So long as Lessee is not in default hereunder, Lessor or Lessor’s Assignee shall not interfere with Lessee’s right of quiet enjoyment and use of the Product. Upon the assignment of each Lease, Lessor’s Assignee shall have any and all discretions, rights and remedies of Lessor and all references to Lessor shall mean Lessor’s Assignee. In no event shall any assignee of Lessor be obligated to perform any duty, covenant or condition under this Lease and Lessee agrees it shall pay such assignee without any defense, rights of set-off or counterclaims and shall not hold or attempt to hold such assignee liable for any of Lessor’s obligations hereunder.

Lessee, at its expense, may relocate Product (after packing it for shipment in accordance with manufacturer’s instructions) to a different address with thirty (30) days prior written notice to Lessor. The Product shall at all times be used solely within the United States.

8. Upgrades and Additions

Lessee may affix or install any accessory, addition, upgrade, equipment or device on the Product (“Additions”) provided that such Additions (i) can be removed without causing material damage to the Product, (ii) do not reduce the value of the Product, (iii) do not interfere with the normal and satisfactory operation or maintenance of the Equipment or with Lessee’s ability to obtain a maintenance contract required by Section 5, and (iv) are not subject to the interest of any third party other than Lessor. Any other Additions may not be installed without Lessor’s prior written consent. At the end of the Lease Term, Lessee shall remove any Additions which (i) were not leased by Lessor and (ii) are readily removable without causing material damage or impairment of the intended function, use, or value of the Product and restore the Product to its original configuration. Any Additions, which are not so removable, will become the Lessor’s property (lien free).

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9. Lease End Options

Upon written notice given at least ninety (90) days prior to expiration of the Lease Term, and provided Lessee is not in default under any Schedule Lessee may (i) exercise any purchase option set forth on the Schedule, or (ii) renew the Schedule for a mutually agreed upon fixed-term extension period, or (iii) return the Product to Lessor at the expiration date of the Schedule pursuant to Section 6 above.

10. Insurance, Loss or Damage

Effective upon shipment of Product to Lessee and until Product is received by Lessor, Lessee shall provide at its expense (i) insurance against the loss or theft or damage to the Product for the full replacement value, and (ii) insurance against public liability and property damage. Lessee shall provide a certificate of insurance that such coverage is in effect, upon request by Lessor, naming Lessor as loss payee and/or additional insured as may be required. No policy can be canceled, or invalidated with respect to Lessor’s interests, without (30) days prior notice to Lessor. Lessee appoints Lessor its attorney in fact to make claims, receive payments, sign documents and endorse checks in connection with the insurance. Lessee will deliver written evidence of insurance satisfactory to Lessor within (30) days of request, or Lessor will have the right, but not the obligation, to obtain insurance in such forms and amounts as Lessor deems reasonable to protect Lessor’s interests, and Lessee agrees that such insurance: (a) will not name Lessee as an insured; (b) may not fully protect Lessee’s interest; and (c) will obligate Lessee to pay to Lessor insurance charges that include; (i) a premium, which may be higher than a premium to Lessee’s carrier, plus (ii) billing and processing fees, and account management charges, plus (iii) a finance charge of up to 1.5% per month on premium advances, plus (iv) profits for both Lessor and its agents. Lessor will discontinue such insurance charges when Lessee provides satisfactory evidence of insurance. Lessee and Lessor agree to submit all disputes regarding insurance and insurance charges to final and binding arbitration pursuant to the rules of the American Arbitration Association. All arbitration rulings will be enforceable in appropriate courts of law.

Lessee shall bear the entire risk of loss, theft, destruction of or damage to any item of Product. No loss or damage shall relieve Lessee of the obligation to pay Rent or any other obligation under the Schedule. In the event of loss or damage, Lessee shall promptly notify Lessor and shall, at Lessor’s option, (i) place the Product in good condition and repair, or (ii) replace the Product with lien free Product of the same model, type and configuration in which case the relevant Schedule shall continue in full force and effect and clear title in such Product shall automatically vest in Lessor, or (iii) pay Lessor the present value of remaining Rent plus the purchase option price provided for in the applicable Schedule.

11. Selection, Warranties, and Limitation of Liability

Lessee acknowledges that it has selected the Product and disclaims any reliance upon statements made by Lessor. Lessee acknowledges and agrees that use and possession of the Product by Lessee shall be subject to and controlled by the terms of any manufacturer’s or, if appropriate, supplier’s warranty, and Lessee agrees to look solely to the manufacturer or, if appropriate, supplier with respect to all mechanical, service and other claims, and the right to enforce all warranties made by said manufacturer are hereby assigned to Lessee for the term of the Schedule.

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LESSOR IS LEASING THE PRODUCT TO LESSEE “AS IS” AND EXCEPT AS SPECIFICALLY PROVIDED HEREIN, LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, NON-INFRINGEMENT, THE DESIGN, QUALITY, CAPACITY OR CONDITION OF THE PRODUCT, ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IT BEING AGREED THAT AS THE LESSEE SELECTED BOTH THE PRODUCT AND THE SUPPLIER, NO DEFECT, EITHER PATENT OR LATENT SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE OR EXPENSE OR ANY KIND INCLUDING, WITHOUT LIMITATION, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY NATURE, DAMAGES ARISING FROM THE LOSS OF USE OF PRODUCT, LOST DATA, LOST PROFITS, OR FOR ANY CLAIM OR DEMAND.

12. Indemnity

Lessee shall indemnify and hold harmless Lessor and Lessor’s Assignee from and against any and all claims, actions, suits, proceedings, liabilities, damages, penalties, costs and expenses (including reasonable attorneys’ fees), arising out of the use, operation, possession, ownership (for strict liability in tort only), selection, leasing, maintenance, delivery or return of any item of Product.

13. Default and Remedies

Lessee shall be in default of any Lease if (i) Lessee fails to pay Rent within ten (10) days of due date; (ii) Lessee fails to perform or observe or breaches any covenant or condition or any representation or warranty in such Lease, and such failure or breach continues unremitted for a period of ten (10) days after written notice from Lessor; (iii) Lessee, except as expressly permitted in the Lease, attempts to move, sell, transfer, encumber, or sublet without consent any item of Product leased under such Lease; (iv) Lessee or any guarantor files or has filed against it a petition in bankruptcy or becomes insolvent or makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver or either shall be appointed for Lessee or for a substantial part of its property without its consent, or (v) Lessee or any guarantor of Lessee is declared legally deceased or if Lessee merges or consolidates with any other corporation or entity, or sells all or substantially all of its assets without the prior written consent of Lessor.

Upon default, Lessor may, at its option, take one or more of the following actions: (i) declare immediately due and payable, all Rent due but unpaid plus the Rent due for the remainder of the Lease Term discounted to present value at a rate of three percent (3%), (ii) require Lessee to return immediately all Product leased under such Schedule to Lessor in accordance with Section 6 hereof, (iii) without breach of the peace take immediate possession of and remove the Product, (iv) sell any or all of the Product at public or private sale or otherwise dispose of, hold, use or lease to others, or (v) exercise any right or remedy which may be available to Lessor under applicable law, including the right to recover damages for the breach of the Schedule. In addition, Lessee shall be liable for reasonable attorney’s fees, other costs and expenses resulting from any default, or the exercise of Lessor’s remedies, including placing such Product in the condition required by Section 6 hereof. Each remedy shall be cumulative and in addition to any other remedy otherwise available to Lessor at law or in equity. No express or implied waiver of any default shall constitute a waiver of any of Lessor’s other rights.

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14. Lessee’s Representations

Lessee represents and warrants for this Master Lease and each Schedule that the execution, delivery and performance by Lessee have been duly authorized by all necessary corporate action; the individual executing was duly authorized to do so; the Master Lease and each Schedule constitute valid, binding agreements of the Lessee enforceable in accordance with their terms; that all information supplied by Lessee, including but not limited to the credit application and other financial information concerning Lessee, is accurate in all material respects as of the date provided; and if there is any material change in such information prior to manufacturer’s or, if appropriate, supplier’s shipment of Product under the Schedule, Lessee will advise Lessor of such change in writing.

15. Applicable Law

LESSOR MAY IN ITS SOLE DISCRETION ENFORCE THIS AGREEMENT IN ANY STATE HAVING LAWFUL JURISDICTION THEREOF. Lessee agrees that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in any such action. LESSEE KNOWINGLY WAIVES TRIAL BY JURY IN ANY ACTION. LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES GRANTED BY SECTIONS 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE. LESSEE WAIVES THE RIGHT TO FILE ANY AMENDMENTS OR TERMINATIONS OF FINANCING STATEMENTS WITHOUT LESSOR’S SIGNATURE.

16. Miscellaneous

Lessee agrees to execute and deliver to Lessor such further documents, including, but not limited to, financial statements in such form and substance as reasonably satisfactory to Lessor, federal and state income tax returns, assignments, and financial reports and take such further action as Lessor may reasonably request to protect Lessor’s interest in the Product.

The performance of any act or payment by Lessor shall not be deemed a waiver of any obligation or default on the part of Lessee. Lessor’s failure to require strict performance by Lessee of any of the provisions of this Master Lease shall not be a waiver thereof. No rights or remedies referred to in Article 2A of the Uniform Commercial Code will be conferred on Lessee unless expressly granted in this Master Lease.

This Master Lease together with any Schedule constitutes the entire understanding between the parties and supersedes any previous representations or agreements whether verbal or written with respect to the use, possession and lease of the Product described in that Schedule. In the event of a conflict, the terms of the Schedule shall prevail over the Master Lease.

No amendment or change of any of the terms or conditions herein shall be binding upon either party unless they are made in writing and are signed by an authorized representative of each party. Each Schedule is non-cancelable for the full term specified and each

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schedule shall be binding upon, and shall inure to the benefit of Lessor, Lessee, and their respective successors, legal representatives and permitted assigns.

All agreements, representations and warranties contained herein shall be for the benefit of Lessor and shall survive the execution, delivery and termination of this Master Lease, any Schedule or related document.

Any provision of this Master Lease and/or each Schedule which is unenforceable shall not cause any other remaining provision to be ineffective or invalid. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. Any notices or demands in connection with any Schedule shall be given in writing by regular or certified mail at the address indicated in the Schedule, or to any other address provided.

17. Savings Clause

If any amount charged or collected under a Lease is greater than the amount allowed by law, including without limitation, any amount that exceeds applicable usury limits (an “Excess Amount”, then (i) any Excess Amount charged but not yet paid will be waived by Lessor and (ii) any Excess Amount collected will be applied to any amount then due under such Lease, adjusted to conform with applicable law, or, if there is no such amount then due, will be refunded.

 THIS MASTER LEASE SHALL BECOME EFFECTIVE ON THE DATE ACCEPTED BY LESSOR

LESSOR: Technology Finance Corporation		LESSEE: All Digital, Inc.

BY:	/s/	BY:	/s/

NAME:	Kevin Pruett	NAME:

TITLE:	President	TITLE:

DATE:		DATE:

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MASTER LEASE AGREEMENT

Master Lease # 1651

Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the following terms of this Master Lease Agreement (“Master Lease”) and any Lease Schedule (“Schedule”), collectively referred to as the Lease (“Lease”), the personal property described in any Schedule together with all attachments, replacements, parts, substitutions, additions, upgrades, accessories, software licenses and operating manuals (the “Product”). Each Schedule shall constitute a separate, distinct, and independent Lease and contractual obligation of Lessee.

1. Commencement Date and Term

The initial lease term (“Initial Term”) and Lessee’s rental obligation shall begin on the date of Lessee’s acceptance of the Product (“Commencement Date”) as evidenced by Lessee’s execution and delivery of a Delivery and Acceptance Certificate in a form acceptable to the parties. Lessee’s execution and delivery of such a certificate shall not be unreasonably withheld or delayed. The Lease will continue for the number of Rental Periods specified in the Schedule as set forth in Section 2 below and shall renew automatically thereafter until terminated by either party upon not less than ninety (90) days prior written notice.

2. Rent and Rental Period

All rental payments and any other amounts payable under a Lease are collectively referred to as “Rent”. The Rental Period shall mean the rental payment period of either calendar months, quarters, or as otherwise specified in each Schedule. Rent for the specific Rental Period is due and payable in advance, to the address specified in Lessor’s invoice, on the first day of each Rental Period during the Initial Term and any extension (collectively, the “Lease Term”), provided, however, that Rent for the period of time (if any) from the Commencement Date to the first day of the first Rental Period shall begin to accrue on the Commencement Date. If any Rent is not paid when due, Lessee will pay a service fee equal to five percent (5%) of the overdue amount plus interest at the rate of one and one half percent (1.5%) per month or the maximum legal interest rate, whichever is less.

3. Net Lease, Tax and Fees

Each Schedule shall constitute a net lease and payment of Rent shall be absolute and unconditional, and shall not be subject to any abatement, reduction, set off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Lessee agrees to pay Lessor when due shipping charges, fees, assessments and all taxes (municipal, state and federal) imposed upon a Lease or the Product or its ownership, leasing, renting, possession or use except for taxes based on Lessor’s income.

4. Title

Product shall remain personal property. Lessee shall have no right or interest in the Product except as provided in this Master Lease and the applicable Schedule and shall hold the Product subject and subordinate to the rights of Lessor. If it is determined that any Lease is other than a “lease” as defined in Article 2A of the Uniform Commercial Code, then Lessee hereby grants Lessor a security interest in the related Product and all proceeds thereof. Lessee agrees to execute UCC financing statements as and when requested by Lessor and hereby appoints Lessor as its attorney-in-fact to execute such financing statements. Lessor may file a photocopy of any Lease as a financing statement.

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Lessee will, at its expense, keep the Product free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor harmless from and against any loss or expense caused by Lessee’s failure to do so. Lessee shall give Lessor immediate written notice of any attachment or judicial process affecting the Product or Lessor’s ownership. If requested, Lessee will label the Product as the property of Lessor and shall allow, subject to Lessee’s reasonable security requirements, the inspection of the Product during regular business hours.

5. Use, Maintenance and Repair

Lessee, at its own expense, shall keep the Product in good repair, appearance and condition, other than normal wear and tear and shall obtain and keep in effect throughout the term of the Schedule a hardware and software maintenance agreement with the manufacturer or other party acceptable to Lessor. All parts furnished in connection with such repair and maintenance shall be manufacturer authorized parts and shall immediately become components of the Product and the property of Lessor. Lessee shall use the Product in compliance with manufacturer’s or supplier’s guidelines.

6. Delivery and Return of Product

Lessee assumes the full expense of transportation, insurance and installation to Lessee’s site. Upon termination of each Schedule, Lessee will provide Lessor a letter from the manufacturer certifying that the Product is in good operating condition and is eligible for continued maintenance and that the operating system is at the then current level, unless under a manufacturer’s service contract during the Lease Term. Lessee, at its expense, shall deinstall, pack and ship the Product to a U.S. location identified by Lessor. Lessee shall remain obligated to pay Rent on the Product until the Product and certification are received by Lessor.

7. Assignment and Relocation

LESSEE SHALL NOT, WITHOUT LESSOR’S PRIOR WRITTEN CONSENT, SELL, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THE LEASE, EQUIPMENT OR ANY INTEREST THEREIN. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

Lessee acknowledges Lessor may sell and/or assign its interest or grant a security interest in each Lease and/or the Product to an assignee (“Lessor’s Assignee”). So long as Lessee is not in default hereunder, Lessor or Lessor’s Assignee shall not interfere with Lessee’s right of quiet enjoyment and use of the Product. Upon the assignment of each Lease, Lessor’s Assignee shall have any and all discretions, rights and remedies of Lessor and all references to Lessor shall mean Lessor’s Assignee. In no event shall any assignee of Lessor be obligated to perform any duty, covenant or condition under this Lease and Lessee agrees it shall pay such assignee without any defense, rights of set-off or counterclaims and shall not hold or attempt to hold such assignee liable for any of Lessor’s obligations hereunder.

Lessee, at its expense, may relocate Product (after packing it for shipment in accordance with manufacturer’s instructions) to a different address with thirty (30) days prior written notice to Lessor. The Product shall at all times be used solely within the United States.

8. Upgrades and Additions

Lessee may affix or install any accessory, addition, upgrade, equipment or device on the Product (“Additions”) provided that such Additions (i) can be removed without causing material damage to the Product, (ii) do not reduce the value of the Product, (iii) do not interfere with the normal and satisfactory operation or maintenance of the Equipment or with Lessee’s ability to obtain a maintenance contract required by Section 5, and (iv) are not subject to the interest of any third party other than Lessor. Any other Additions may not be installed without Lessor’s prior written consent. At the end of the Lease Term, Lessee shall remove any Additions which (i) were not leased by Lessor and (ii) are readily removable without causing material damage or impairment of the intended function, use, or value of the Product and restore the Product to its original configuration. Any Additions, which are not so removable, will become the Lessor’s property (lien free).

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9. Lease End Options

Upon written notice given at least ninety (90) days prior to expiration of the Lease Term, and provided Lessee is not in default under any Schedule Lessee may (i) exercise any purchase option set forth on the Schedule, or (ii) renew the Schedule for a mutually agreed upon fixed-term extension period, or (iii) return the Product to Lessor at the expiration date of the Schedule pursuant to Section 6 above.

10. Insurance, Loss or Damage

Effective upon shipment of Product to Lessee and until Product is received by Lessor, Lessee shall provide at its expense (i) insurance against the loss or theft or damage to the Product for the full replacement value, and (ii) insurance against public liability and property damage. Lessee shall provide a certificate of insurance that such coverage is in effect, upon request by Lessor, naming Lessor as loss payee and/or additional insured as may be required. No policy can be canceled, or invalidated with respect to Lessor’s interests, without (30) days prior notice to Lessor. Lessee appoints Lessor its attorney in fact to make claims, receive payments, sign documents and endorse checks in connection with the insurance. Lessee will deliver written evidence of insurance satisfactory to Lessor within (30) days of request, or Lessor will have the right, but not the obligation, to obtain insurance in such forms and amounts as Lessor deems reasonable to protect Lessor’s interests, and Lessee agrees that such insurance: (a) will not name Lessee as an insured; (b) may not fully protect Lessee’s interest; and (c) will obligate Lessee to pay to Lessor insurance charges that include; (i) a premium, which may be higher than a premium to Lessee’s carrier, plus (ii) billing and processing fees, and account management charges, plus (iii) a finance charge of up to 1.5% per month on premium advances, plus (iv) profits for both Lessor and its agents. Lessor will discontinue such insurance charges when Lessee provides satisfactory evidence of insurance. Lessee and Lessor agree to submit all disputes regarding insurance and insurance charges to final and binding arbitration pursuant to the rules of the American Arbitration Association. All arbitration rulings will be enforceable in appropriate courts of law.

Lessee shall bear the entire risk of loss, theft, destruction of or damage to any item of Product. No loss or damage shall relieve Lessee of the obligation to pay Rent or any other obligation under the Schedule. In the event of loss or damage, Lessee shall promptly notify Lessor and shall, at Lessor’s option, (i) place the Product in good condition and repair, or (ii) replace the Product with lien free Product of the same model, type and configuration in which case the relevant Schedule shall continue in full force and effect and clear title in such Product shall automatically vest in Lessor, or (iii) pay Lessor the present value of remaining Rent plus the purchase option price provided for in the applicable Schedule.

11. Selection, Warranties, and Limitation of Liability

Lessee acknowledges that it has selected the Product and disclaims any reliance upon statements made by Lessor. Lessee acknowledges and agrees that use and possession of the Product by Lessee shall be subject to and controlled by the terms of any manufacturer’s or, if appropriate, supplier’s warranty, and Lessee agrees to look solely to the manufacturer or, if appropriate, supplier with respect to all mechanical, service and other claims, and the right to enforce all warranties made by said manufacturer are hereby assigned to Lessee for the term of the Schedule.

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LESSOR IS LEASING THE PRODUCT TO LESSEE “AS IS” AND EXCEPT AS SPECIFICALLY PROVIDED HEREIN, LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, NON-INFRINGEMENT, THE DESIGN, QUALITY, CAPACITY OR CONDITION OF THE PRODUCT, ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IT BEING AGREED THAT AS THE LESSEE SELECTED BOTH THE PRODUCT AND THE SUPPLIER, NO DEFECT, EITHER PATENT OR LATENT SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE OR EXPENSE OR ANY KIND INCLUDING, WITHOUT LIMITATION, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY NATURE, DAMAGES ARISING FROM THE LOSS OF USE OF PRODUCT, LOST DATA, LOST PROFITS, OR FOR ANY CLAIM OR DEMAND.

12. Indemnity

Lessee shall indemnify and hold harmless Lessor and Lessor’s Assignee from and against any and all claims, actions, suits, proceedings, liabilities, damages, penalties, costs and expenses (including reasonable attorneys’ fees), arising out of the use, operation, possession, ownership (for strict liability in tort only), selection, leasing, maintenance, delivery or return of any item of Product.

13. Default and Remedies

Lessee shall be in default of any Lease if (i) Lessee fails to pay Rent within ten (10) days of due date; (ii) Lessee fails to perform or observe or breaches any covenant or condition or any representation or warranty in such Lease, and such failure or breach continues unremitted for a period of ten (10) days after written notice from Lessor; (iii) Lessee, except as expressly permitted in the Lease, attempts to move, sell, transfer, encumber, or sublet without consent any item of Product leased under such Lease; (iv) Lessee or any guarantor files or has filed against it a petition in bankruptcy or becomes insolvent or makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver or either shall be appointed for Lessee or for a substantial part of its property without its consent, or (v) Lessee or any guarantor of Lessee is declared legally deceased or if Lessee merges or consolidates with any other corporation or entity, or sells all or substantially all of its assets without the prior written consent of Lessor.

Upon default, Lessor may, at its option, take one or more of the following actions: (i) declare immediately due and payable, all Rent due but unpaid plus the Rent due for the remainder of the Lease Term discounted to present value at a rate of three percent (3%), (ii) require Lessee to return immediately all Product leased under such Schedule to Lessor in accordance with Section 6 hereof, (iii) without breach of the peace take immediate possession of and remove the Product, (iv) sell any or all of the Product at public or private sale or otherwise dispose of, hold, use or lease to others, or (v) exercise any right or remedy which may be available to Lessor under applicable law, including the right to recover damages for the breach of the Schedule. In addition, Lessee shall be liable for reasonable attorney’s fees, other costs and expenses resulting from any default, or the exercise of Lessor’s remedies, including placing such Product in the condition required by Section 6 hereof. Each remedy shall be cumulative and in addition to any other remedy otherwise available to Lessor at law or in equity. No express or implied waiver of any default shall constitute a waiver of any of Lessor’s other rights.

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14. Lessee’s Representations

Lessee represents and warrants for this Master Lease and each Schedule that the execution, delivery and performance by Lessee have been duly authorized by all necessary corporate action; the individual executing was duly authorized to do so; the Master Lease and each Schedule constitute valid, binding agreements of the Lessee enforceable in accordance with their terms; that all information supplied by Lessee, including but not limited to the credit application and other financial information concerning Lessee, is accurate in all material respects as of the date provided; and if there is any material change in such information prior to manufacturer’s or, if appropriate, supplier’s shipment of Product under the Schedule, Lessee will advise Lessor of such change in writing.

15. Applicable Law

LESSOR MAY IN ITS SOLE DISCRETION ENFORCE THIS AGREEMENT IN ANY STATE HAVING LAWFUL JURISDICTION THEREOF. Lessee agrees that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in any such action. LESSEE KNOWINGLY WAIVES TRIAL BY JURY IN ANY ACTION. LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES GRANTED BY SECTIONS 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE. LESSEE WAIVES THE RIGHT TO FILE ANY AMENDMENTS OR TERMINATIONS OF FINANCING STATEMENTS WITHOUT LESSOR’S SIGNATURE.

16. Miscellaneous

Lessee agrees to execute and deliver to Lessor such further documents, including, but not limited to, financial statements in such form and substance as reasonably satisfactory to Lessor, federal and state income tax returns, assignments, and financial reports and take such further action as Lessor may reasonably request to protect Lessor’s interest in the Product.

The performance of any act or payment by Lessor shall not be deemed a waiver of any obligation or default on the part of Lessee. Lessor’s failure to require strict performance by Lessee of any of the provisions of this Master Lease shall not be a waiver thereof. No rights or remedies referred to in Article 2A of the Uniform Commercial Code will be conferred on Lessee unless expressly granted in this Master Lease.

This Master Lease together with any Schedule constitutes the entire understanding between the parties and supersedes any previous representations or agreements whether verbal or written with respect to the use, possession and lease of the Product described in that Schedule. In the event of a conflict, the terms of the Schedule shall prevail over the Master Lease.

No amendment or change of any of the terms or conditions herein shall be binding upon either party unless they are made in writing and are signed by an authorized representative of each party. Each Schedule is non-cancelable for the full term specified and each schedule shall be binding upon, and shall inure to the benefit of Lessor, Lessee, and their respective successors, legal representatives and permitted assigns.

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All agreements, representations and warranties contained herein shall be for the benefit of Lessor and shall survive the execution, delivery and termination of this Master Lease, any Schedule or related document.

Any provision of this Master Lease and/or each Schedule which is unenforceable shall not cause any other remaining provision to be ineffective or invalid. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. Any notices or demands in connection with any Schedule shall be given in writing by regular or certified mail at the address indicated in the Schedule, or to any other address provided.

17. Savings Clause

If any amount charged or collected under a Lease is greater than the amount allowed by law, including without limitation, any amount that exceeds applicable usury limits (an “Excess Amount”, then (i) any Excess Amount charged but not yet paid will be waived by Lessor and (ii) any Excess Amount collected will be applied to any amount then due under such Lease, adjusted to conform with applicable law, or, if there is no such amount then due, will be refunded.

THIS MASTER LEASE SHALL BECOME EFFECTIVE ON THE DATE ACCEPTED BY LESSOR

LESSOR: Technology Finance Corporation		LESSEE: All Digital, Inc.

BY:	/s/	BY:	/s/

NAME:	Kevin Pruett	NAME:

TITLE:	President	TITLE:

DATE:		DATE:

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